SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):            August 12, 2002

DOCENT, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-31537	77-0460705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2444 CHARLESTON ROAD
MOUNTAIN VIEW, CALIFORNIA 94043
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:    (650) 934-9500

Item 7.    Financial Statements, Pro Forma and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit No.	Description
99.1	Certification of the Chief Executive Officer, R. Andrew Eckert, of Docent, Inc., Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002.
99.2	Certification of the Chief Financial Officer, Neil J. Laird, of Docent, Inc., Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002.

Item 9.    Regulation FD Disclosure.

On August 12, 2002, each of the Chief Executive Officer, R. Andrew Eckert, and the Chief Financial Officer, Neil J. Laird, of Docent, Inc., a Delaware corporation (the “Registrant”), made certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. A copy of each of these certifications is attached hereto as an Exhibit.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of August 12, 2002

Docent, Inc.

By:	/S/ NEIL J. LAIRD

Neil J. Laird Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Certification of the Chief Executive Officer, R. Andrew Eckert, of Docent, Inc., Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002.
99.2	Certification of the Chief Financial Officer, Neil J. Laird, of Docent, Inc., Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002.